(FIRST                                                     Record Date: 10/31/01
 UNION                                              Determination Date: 11/09/01
 LOGO)                                               Distribution Date: 11/15/01

                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

====================================================================================================================================
                                                                           Original               Beginning
                                                   Certificate           Certificate             Certificate
            Class                   Cusip             Rate                 Balance                 Balance              Interest
------------------------------------------------------------------------------------------------------------------------------------
             A-1                  60935FAP5         6.40500%            54,493,000.00                0.00                 0.00
     Factors per Thousand                                                                                              0.00000000
------------------------------------------------------------------------------------------------------------------------------------
             A-2                  60935FAQ3         6.20000%            19,745,000.00                0.00                 0.00
     Factors per Thousand                                                                                              0.00000000
------------------------------------------------------------------------------------------------------------------------------------
             A-3                  60935FAR1         6.21500%            29,277,000.00                0.00                 0.00
     Factors per Thousand                                                                                              0.00000000
------------------------------------------------------------------------------------------------------------------------------------
             A-4                  60935FAS9         6.51500%            23,496,000.00            8,444,889.76          45,848.71
     Factors per Thousand                                                                                              1.95134108
------------------------------------------------------------------------------------------------------------------------------------
             A-5                  60935FAT7         7.17000%            17,989,000.00           17,989,000.00          107,484.28
     Factors per Thousand                                                                                              5.97500028
------------------------------------------------------------------------------------------------------------------------------------
              B                   60935FAW0         8.40000%            13,500,000.00           10,434,430.17          73,041.01
     Factors per Thousand                                                                                              5.41044519
------------------------------------------------------------------------------------------------------------------------------------
             M-1                  60935FAU4         7.27000%            22,500,000.00           17,390,716.94          105,358.76
     Factors per Thousand                                                                                              4.68261156
------------------------------------------------------------------------------------------------------------------------------------
             M-2                  60935FAV2         7.49500%            19,000,000.00           14,685,494.31          91,723.15
     Factors per Thousand                                                                                              4.82753421
------------------------------------------------------------------------------------------------------------------------------------
            POOL I                                                      200,000,000.00          68,944,531.18          423,455.91
            Totals                                                                                                     2.11727955
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              GP                     n/a            0.00000%                 0.00                    0.00                 0.00
     Factors per Thousand
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            Totals                                                      200,000,000.00          68,944,531.18          423,455.91
====================================================================================================================================


================================================================================================================
                                                       Current                                   Ending
                                                       Realized            Total              Certificate
            Class                  Principal             Loss           Distribution            Balance
----------------------------------------------------------------------------------------------------------------
             A-1                      0.00               0.00               0.00                  0.00
     Factors per Thousand          0.00000000                            0.00000000            0.00000000
----------------------------------------------------------------------------------------------------------------
             A-2                      0.00               0.00               0.00                  0.00
     Factors per Thousand          0.00000000                            0.00000000            0.00000000
----------------------------------------------------------------------------------------------------------------
             A-3                      0.00               0.00               0.00                  0.00
     Factors per Thousand          0.00000000                            0.00000000            0.00000000
----------------------------------------------------------------------------------------------------------------
             A-4                   878,663.75            0.00            924,512.46           7,566,226.01
     Factors per Thousand         37.39631214                           39.34765322           322.02187649
----------------------------------------------------------------------------------------------------------------
             A-5                      0.00               0.00            107,484.28          17,989,000.00
     Factors per Thousand          0.00000000                            5.97500028          1000.00000000
----------------------------------------------------------------------------------------------------------------
              B                    346,840.96            0.00            419,881.97          10,087,589.21
     Factors per Thousand         25.69192296                           31.10236815           747.22883037
----------------------------------------------------------------------------------------------------------------
             M-1                   578,068.25            0.00            683,427.01          16,812,648.69
     Factors per Thousand         25.69192222                           30.37453378           747.22883067
----------------------------------------------------------------------------------------------------------------
             M-2                   488,146.53            0.00            579,869.68          14,197,347.78
     Factors per Thousand         25.69192263                           30.51945684           747.22883053
----------------------------------------------------------------------------------------------------------------
            POOL I                2,291,719.49           0.00           2,715,175.40         66,652,811.69
            Totals                11.45859745                           13.57587700           333.26405845
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
              GP                      0.00               0.00               0.00                  0.00
     Factors per Thousand
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
            Totals                2,291,719.49           0.00           2,715,175.40         66,652,811.69
================================================================================================================

Wells Fargo Bank                                                Shelley Lauffer
11000 Broken Land Parkway                                   Phone: 410-884-2169
Columbia, Maryland 21044                                      Fax: 410-884-2372

(FIRST                                                     Record Date: 10/31/01
 UNION                                              Determination Date: 11/09/01
 LOGO)                                               Distribution Date: 11/15/01

                    THE MONEY STORE RESIDENTIAL LOAN NOTES
                                 SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                            CERTIFICATE INFORMATION

                Current Interest      Carry Forward
                  Requirement             Amount
A-1                  0.00                  0.00
A-2                  0.00                  0.00
A-3                  0.00                  0.00
A-4                45,848.71               0.00
A-5               107,484.28               0.00
 B                 73,041.01               0.00
M-1               105,358.76               0.00
M-2                91,723.15               0.00

               Applied Realized       Unpaid Realized    Interest Shortfall
                  Loss Amount           Loss Amount      Carryforward Amount
A                   0.000%                 0.000%               0.00
B                   0.000%                 0.000%               0.00
M                   0.000%                 0.000%               0.00


Wells Fargo Bank                                                 Shelley Lauffer
11000 Broken Land Parkway                                    Phone: 410-884-2169
Columbia, Maryland 21044                                       Fax: 410-884-2372

(FIRST                                                     Record Date: 10/31/01
 UNION                                              Determination Date: 11/09/01
 LOGO)                                               Distribution Date: 11/15/01

                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                 SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                             SCHEDULE OF REMITTANCE

Aggregate Amount Received                                          3,217,575.24

Monthly Advance (incl. Comp Int.)                                        495.68
Capitalized Interest Account Transfer                                      0.00
Pre-funding Account Transfer                                               0.00
Amount Withdrawn from the Certificate Account                              0.00
(Unreimbursed Monthly Advance)                                             0.00
(Servicer Fee)                                                       (16,127.25)
(Contingency Fee)                                                    (16,127.25)
(Late Charges)                                                       (25,998.27)
(Escrow)                                                             (15,818.91)
                                                                   ------------
                                                                     (73,576.00)

AVAILABLE REMITTANCE AMOUNT                                        3,143,999.25
                                                                   ============

                        -------------------------------------------------------
EXHIBIT O               Outstanding Balance                       74,722,883.06
                        -------------------------------------------------------
                            # Accounts                                    3,761
                        -------------------------------------------------------

FEES

Contingency Fee                                                       16,127.25
Expense Account                                                        2,298.15
FHA Premium Amount                                                     2,463.53
Servicer Fee                                                          16,127.25

PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES

 7/01                    8/01                            9/01
 ----                    ----                            ----
13.785%                 13.780%                         13.782%

-------------------------------------------------------------------------------------------------------------------------
    DELINQUENT INFOR.               # LOANS                   AMOUNT                          PERCENTAGE
-------------------------------------------------------------------------------------------------------------------------
Delinquent 1-29 Days                  489                  9,104,481.08                         12.18%
Delinquent 30-59 Days                  94                  1,427,281.96                         1.91%
Delinquent 60-89 Days                  49                   795,310.62                          1.06%
Delinquent 90 and over                 30                   537,282.00                          0.72%
Loans in Foreclosure                   12                   546,587.15                          0.73%
REO Property                           2                    113,028.32                          0.15%
                           ----------------------------------------------------------------------------------------------
TOTALS                                676                  12,523,971.13                        16.76%
-------------------------------------------------------------------------------------------------------------------------

Wells Fargo Bank                                                 Shelley Lauffer
11000 Broken Land Parkway                                    Phone: 410-884-2169
Columbia, Maryland 21044                                       Fax: 410-884-2372

(FIRST    THE MONEY STORE RESIDENTIAL LOAN NOTES           Record Date: 10/31/01
 UNION                 SERIES 1998-I                Determination Date: 11/09/01
 LOGO)       STATEMENT TO CERTIFICATEHOLDER          Distribution Date: 11/15/01

                             COLLATERAL INFORMATION

Accelerated Principal Distribution                                                              0.00
Adjusted Mortgage Interest Rate                                                               12.242
Aggregate Beginning Principal Balance of Loans                                         77,292,075.31
Aggregate Ending Principal Balance of Loans                                            74,722,883.06
Amt. Reimb. to Servicer/Cert. Insurer from FHA Acct                                         2,463.53
Available Maximum Subordination Amount                                                  7,604,173.00
Compensating Interest                                                                         193.18
Curtailments                                                                              107,921.83
Excess and Monthly Payments                                                               257,210.43
FHA Claims Filed                                                                                0.00
FHA Claims Paid                                                                                 0.00
FHA Claims Pending                                                                         17,412.45
FHA Payments Denied                                                                             0.00
FHA and Related Payments Received                                                               0.00
GP Remittance Amount Payable                                                                    0.00
Interest Received                                                                         887,253.27
Payments and Reimbursements to the Servicers pursuant to:
   section 4.04 (b)                                                                             0.00
   section 4.04 (c)                                                                             0.00
   section 4.04 (d)ii                                                                           0.00
   section 4.04 (e)                                                                        21,836.14
   section 4.04 (f)I                                                                       32,254.50
Payment of Certificate Remittance Amount                                                  424,062.16
Principal Prepayments (Number / Amount)                                      104        1,893,874.44
Realized Losses (Current / Cumulative)                                310,185.55       25,206,941.29
Reimbursable Amount                                                                             0.00
Reserve Amount                                                                             21,836.14
Specified Subordinated Amount                                                           8,070,071.37
Spread Amount                                                                           8,070,071.37
WAC                                                                                          13.782%
WAM                                                                                          184.924
Weighted Average Adjusted Mortgage Loan Remittance Rate
   for class  AF-1, AF-2, AF-3, AF-4, AF-5, B, M-1 &M-2                                       7.416%

TRIGGER EVENT CALCULATION
                                                                      ----------
1.  (i) Exceeds 50% of (ii)                                               NO
                                                                      ----------
      (i)  Sixty-day Delinquency Ratio                                                         2.67%
      (ii) Senior Enhancement Percentage                                                      65.80%

                                                                      ----------
2. Both(a) and (b) occur                                                  NO
                                                                      ----------
      (a)    Either (x) or (y) occur                                                              NO
      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio does exceed 9%  or                            2.32%
      (y) The Cumulative Realized Losses exceeds $28,200,000                           25,206,941.29
      and (b) either (x) or (y)                                                                  YES
      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio exceeds 15%  or                               2.32%
      (y) The Cumulative Realized Losses exceed $9,400,000                             25,206,941.29

                                                                      ----------
IF 1) OR 2) IS "YES" THEN TRIGGER EVENT IS IN EFFECT                      NO
                                                                      ----------



Wells Fargo Bank                                            Shelley Lauffer
11000 Broken Land Parkway                               Phone: 410-884-2369
Columbia, Maryland 21044                                  Fax: 410-884-2372